Media Inquiries: Investor Inquiries: Jeremiah Glodoveza John Nunziati 408-496-3190 408-562-3780 jglodoveza@avaya.com jfnunziati@avaya.com Avaya Announces Preliminary Second Fiscal Quarter 2015 Financial Results and Reporting Date Santa Clara, Calif. — April 16, 2015 – Avaya announced today preliminary unaudited financial results for second fiscal quarter 2015 ended March 31, 2015. These results include: (i) revenue in the range of $992 million to $995 million, (ii) non-GAAP gross profit as a percentage of revenue of approximately 60%, and (iii) adjusted EBITDA in the range of $205 million to $208 million, with a cash balance as of March 31, 2015 of approximately $330 million. The Company noted that these financial results for the second quarter of fiscal 2015 ended March 31, 2015 are preliminary and subject to the completion of its financial closing procedures. There can be no assurance that the Company’s final results for the quarter ended March 31, 2015 will not differ from these estimates as a result of quarter- end closing and review procedures and any such changes could be material. In addition, the Company announced that it plans to report results for the second fiscal quarter ended March 31, 2015 after the market closes on Thursday, May 7, 2015. Avaya will host a conference call to discuss its financial results and Q&A at 3:00 p.m. PDT on May 7, 2015. On the call will be Kevin Kennedy, president and CEO, and Dave Vellequette, CFO. The call will be moderated by John Nunziati, senior director of investor relations. Exhibit 99.1

To join the live webcast and view supplementary materials, listeners should access the investor page of Avaya’s website (www.avaya.com/investors). Following the live webcast, a replay will be available at the same web address in the event archives. To access the live webcast by phone, dial 877-876-9177 in the U.S. or Canada and 785- 424-1666 for international callers, using the conference ID: AVQ215. Listeners should access the webcast or the call 10-15 minutes before the start time to ensure they are connected prior to the start time. A replay of the conference call will be available beginning at 6:00 p.m. PDT on May 7 through June 7, 2015, by dialing 800-757-4761 within the United States or 402-220-7215 outside the United States. The preliminary financial data included in this press release has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. Use of Non-GAAP (Adjusted) Financial Measures The information furnished in this press release includes financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA and non-GAAP gross margin as a percentage of revenue. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments permitted in calculating covenant compliance under our debt agreements as further described in our SEC filings. We believe that including supplementary information concerning Adjusted EBITDA is appropriate to provide additional information to investors to demonstrate compliance with our debt agreements and because it serves as a basis for determining management compensation. In addition, we believe Adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. Accordingly, management believes Adjusted EBITDA is a useful measure of our financial performance based on operational factors that management can impact in the short-term, namely the Company’s pricing strategies, volume, costs and expenses of the organization. Adjusted EBITDA has limitations as an analytical tool. Adjusted EBITDA does not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs. While Adjusted EBITDA and similar measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, based on our debt agreements the definition of Adjusted EBITDA allows us to add back certain non-cash charges that are deducted in calculating net income (loss). Our debt agreements also allow us to add back restructuring charges, certain fees payable to our private equity sponsors and other specific cash costs and expenses as defined in the agreements and that portion of our pension costs, other post-employment benefits costs, and non-retirement post- employment benefits costs representing the amortization of pension service costs and actuarial gain or loss associated with these employment benefits. However, these are expenses that may recur, may vary and are difficult to predict. Further, our debt agreements require that Adjusted EBITDA be calculated for the most recent four fiscal quarters. As a result, the measure can be disproportionately affected by a particularly strong or weak quarter. Further, it may not be comparable to the measure for any subsequent four-quarter period or any complete fiscal year. Non-GAAP gross margin excludes the amortization of acquired technology intangible assets, share based compensation and purchase accounting adjustments. We have included non-GAAP gross margin because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business.

These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. The estimate of Adjusted EBITDA provided in this press release has been determined consistent with the methodology for calculating Adjusted EBITDA as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014. About Avaya: Avaya is a leading provider of solutions that enable customer and team engagement across multiple channels and devices for better customer experience, increased productivity and enhanced financial performance. Its world-class contact center and unified communications technologies and services are available in a wide variety of flexible on-premise and cloud deployment options that seamlessly integrate with non- Avaya applications. The Avaya Engagement Environment enables third parties to create and customize business applications for competitive advantage. Avaya’s fabric-based networking solutions help simplify and accelerate the deployment of business critical applications and services. For more information please visit www.avaya.com. This press release contains forward-looking statements. These statements may be identified by the use of forward- looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should" or "will" or other similar terminology and include, but are not limited to, statements regarding the Company’s preliminary financial results for second fiscal quarter 2015 ended March 31, 2015. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these are reasonable, such forward looking statements involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: adjustments in the calculation of financial results for the quarter end, or the application of accounting principles; discovery of new information that alters expectations about second quarter results or impacts valuation methodologies underlying these results; accounting changes required by United States generally accepted accounting principles; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC that are available at www.sec.gov. These and other important factors may cause our actual results to differ materially from any future results expressed or implied by these forward-looking statements. Avaya disclaims any intention or obligation to update or revise any forward-looking statements. ### Follow Avaya